SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE



                         SECURITIES EXCHANGE ACT OF 1934

         Filed by the Registrant X

         Filed by a Party other than the Registrant _

         Check the appropriate box:

         _ Preliminary Proxy Statement    _   Confidential, for Use of the
                                              Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))


         X Definitive Proxy Statement

_   Definitive Additional Materials

_   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TekInsight.com, Inc.

          -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         Payment of Filing Fee (Check the appropriate box):

         X No fee required.

_ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

_ Fee paid previously with preliminary materials.

_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                              TEKINSIGHT.COM, INC.



                       18881 Von Karman Avenue, Suite 250



                            Irvine, California 92612


                                ----------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                           To be Held on June 29, 2001

         The Annual Meeting of Stockholders of TekInsight.com, Inc. (the "Company") will be held at our executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA on Friday, June 29, 2001, at 10:00 a.m. Pacific Standard Time, for the purpose of considering and acting upon the following matters:

         (1) The election of seven directors for terms expiring at the Company's 2002 Annual Meeting of Stockholders;

         (2) The ratification of the appointment by the Board of Directors of Feldman Sherb & Co., P.C. as independent accountants for the year ending June 30, 2001; and

         (3) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

         Pursuant to the provisions of the By-laws of the Company, the Board of Directors has fixed the close of business on May 30, 2001 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournments thereof.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT TO THE COMPANY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                        By Order of the Board of Directors,



                                        James Linesch
                                        Executive Vice President
                                        and Secretary

         June 4, 2001
         Irvine, California


         LOGO TEKINSIGHT


                              TEKINSIGHT.COM, INC.
                             18881 Von Karman Avenue
                                    Suite 250
                            Irvine, California 92612



                            ------------------------


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 29, 2001


         This Proxy Statement is being mailed to stockholders of TekInsight.com, Inc., a Delaware corporation (the "Company" or "TekInsight.com" ), on or about June 4, 2001 in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company to be held on June 29, 2001 and any adjournments thereof (the "Annual Meeting" ). Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for the Annual Meeting. This proxy statement is also accompanied by the Company's 2001 Annual Report to Stockholders, which consists of the Company's Form 10-K, as amended, for the fiscal year ended June 30, 2000 that sets forth important business and financial information concerning the Company.

         The Board of Directors has fixed the close of business on May 30, 2001 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the record date, the Company had outstanding approximately 19,470,346 shares of its common stock, $.0001 par value (the "Common Stock"), and 2,189,386 shares of its Series A Preferred Stock, $.0001 par value (the "Preferred Stock"). Holders of the Company's Common Stock are entitled to one vote per share, and holders of the Company's Preferred Stock are entitled to 2.5 votes per share.

         All proxies which are properly completed, signed and returned to the Company in a timely manner will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder through written notice to the Secretary of the Company prior to the exercise thereof, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire. Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy, if properly executed, will vote the shares represented thereby: in favor of the election of the persons named herein as nominees for directors of the Company; for the proposal to ratify the appointment of Feldman Sherb & Co., P.C. as independent accountants for the year ending June 30, 2001; and in connection with the transaction of such other business that may be brought before the Annual Meeting, in accordance with the judgment of the persons voting the proxy.

         Any combination of outstanding shares of Common Stock and Preferred Stock which shares entitle the holders thereof to cast a majority of the votes which can be cast by all of the outstanding Common Stock and Preferred Stock, taken together, is required to establish a quorum at the Annual Meeting. The directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares of the Company's Common Stock and Preferred Stock entitled to vote. A majority of the votes cast at the Annual Meeting by the holders of the Company's Common Stock and Preferred Stock entitled to vote is required for the ratification of the appointment of independent accountants.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not affect the outcome of the voting in such election. With regard to other proposals, abstentions may be specified. The Company believes that abstentions are shares present and entitled to vote, but do not constitute votes cast in respect of a particular matter. The Company, therefore, intends to count abstentions and votes withheld in respect of the proposal to ratify the appointment of independent accountants for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but not as votes having been cast in respect of such proposal. Accordingly, such abstentions and votes withheld will not affect the outcome of the voting on that proposal. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for the purpose of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals). The Company believes that all proposals being presented to stockholders at the Annual Meeting are discretionary proposals and, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these proposals, the Company does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non- votes in respect of these proposals, however, the Company intends to treat such broker non-votes as stated above.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         All nominees other than Mr. Joseph M. Howell, III presently are members of the Company's Board of Directors. Management has no reason to believe that the named nominees will be unable or unwilling to serve if elected to office. In such case, however, it is intended that the individuals named in the enclosed proxy will vote for the election of such substituted nominees as the Company's Board of Directors may recommend.

         Certain information concerning the nominees and directors continuing in office is set forth in the following table.

                                          PRINCIPAL OCCUPATION, BUSINESS
      NAME                 AGE            EXPERIENCE AND DIRECTORSHIPS
      ----                 ---            -----------------------------
   Steven J. Ross           43            Since February 2000, Mr. Ross has been
                                          TekInsight's President, Chief
                                          Executive Officer and Director. Mr.
                                          Ross has an extensive industry
                                          background, most recently serving as
                                          General Manager of Toshiba's Computer
                                          System Division, responsible for
                                          sales, marketing, and operations in
                                          North and South America from 1998 to
                                          1999. Prior to that, Mr. Ross was
                                          President and General Manager of the
                                          Reseller Division and President of
                                          Corporate Marketing at Inacom
                                          Corporation from 1996 to 1998. Mr.
                                          Ross' other positions have included
                                          responsibility for sales and
                                          marketing, operations, strategic
                                          planning, and other senior executive
                                          activities. Mr. Ross is on the Board
                                          of Directors of Interactive Frontiers,
                                          Inc.

   James Linesch            46            Since August 14, 2000, Mr. Linesch has
                                          served as the Chief Financial and
                                          Chief Accounting Officer, Executive
                                          Vice President and Secretary, and
                                          since February 1997 Director, of
                                          TekInsight. Previously, Mr. Linesch
                                          was the President, Chief Executive
                                          Officer and Chief Financial Officer of
                                          CompuMed, a public computer company
                                          involved with computer assisted
                                          diagnosis of medical conditions, which
                                          he joined in April 1996 as Vice
                                          President and Chief Financial Officer.
                                          Mr. Linesch served as a Vice
                                          President, Chief Financial Officer of
                                          the Company from August 1991 to April
                                          1996. From May 1998 to August 1991,
                                          Mr. Linesch served as the Chief
                                          Financial Officer of Science Dynamics
                                          Corp., a corporation involved in the
                                          development of computer software. Mr.
                                          Linesch holds a CPA certification in
                                          the State of California, where he
                                          practiced with Price Waterhouse from
                                          1981 to 1984.

   Brian D. Bookmeier       42            Mr. Bookmeier is an investor and Vice
                                          President of Seven Sons, Inc., d/b/a
                                          Las Vegas Golf &Tennis. Seven Sons,
                                          Inc. is in the business of franchised
                                          retailing of golf and tennis products.
                                          Mr. Bookmeier has held this position
                                          since 1997. Mr. Bookmeier has served
                                          as a Director of TekInsight since July
                                          1995, and was President and Chief
                                          Executive of TekInsight from July 1995
                                          to February 2000. From September 1989
                                          until its merger into TekInsight, Mr.
                                          Bookmeier served as Executive Vice
                                          President and a Director of Patient
                                          Care Services, a home medical
                                          equipment supply company that
                                          specialized in diabetes management,
                                          and the sale of related equipment and
                                          supplies. He has been a Director of

                                          PRINCIPAL OCCUPATION, BUSINESS
      NAME                 AGE            EXPERIENCE AND DIRECTORSHIPS
      ----                 ---            -----------------------------
                                          the American Diabetes Association
                                          since June 1995. He is on the Board of
                                          Directors of Azurel, Ltd.

   Damon D. Testaverde      52            Mr. Testaverde has been a director
                                          since January 19, 1998. From May 1991
                                          until June 1995, Mr. Testaverde served
                                          as President and Chief Executive
                                          officer of TekInsight. From 1989 to
                                          March 1991, Mr. Testaverde served as
                                          the principal stockholder of R.H.
                                          Damon & Company, Inc., a former full
                                          service securities broker-dealer,
                                          which ceased operations in March 1991.
                                          Since March 1994, Mr. Testaverde has
                                          been a registered representative with
                                          Network One Financial Services, Inc.,
                                          a full service securities
                                          broker-dealer, and he is currently a
                                          Senior Vice President of Network One
                                          Financial Services, Inc. From 1980 to
                                          1986, Mr. Testaverde served in the
                                          capacity of President of S.D. Cohn &
                                          Co., Inc. A full service securities
                                          broker-dealer with active investment
                                          banking and brokerage operations.

   Michael W. Grieves       49            Mr. Grieves has been a director since
                                          August 14, 2000. Previously, Mr.
                                          Grieves had served as Data Systems
                                          Corporation's President, Chief
                                          Executive Officer and Chairman of the
                                          Board since its inception in 1986.
                                          Prior to 1986, Mr. Grieves served in
                                          executive, managerial and technical
                                          capacities with Computer Alliance
                                          Corporation, a turnkey system house,
                                          Quanex Management Sciences; a computer
                                          services bureau, and Lear Siegler
                                          Corporation, and has more than 25
                                          years of experience in the computer
                                          industry.

   Walter J. Aspatore       55            Mr. Aspatore has been a director since
                                          August 14, 2000. Previously, Mr.
                                          Aspatore had been a Director of Data
                                          Systems Corporation beginning in
                                          November 1994. Mr. Aspatore is also a
                                          Managing Director and co-founder of
                                          Amherst Capital Partners, L.L.C., a
                                          privately held investment banking
                                          firm. Prior to the formation of
                                          Amherst in 1994, Mr. Aspatore served
                                          as President of Cross and Trecker
                                          Corporation, an $800 million revenue
                                          worldwide factory automation equipment
                                          supplier. He has also served in
                                          numerous other operating capacities,
                                          namely as President and CEO of The
                                          Warner and Swasey Company and Vice
                                          President and Group Executive of the
                                          Bendix Corporation Industrial Tools
                                          Group. Mr. Aspatore has also served as
                                          CFO of the Industrial Group of the
                                          Bendix

                                          PRINCIPAL OCCUPATION, BUSINESS
      NAME                 AGE            EXPERIENCE AND DIRECTORSHIPS
      ----                 ---            -----------------------------
                                          Corporation and Vice President -
                                          Finance of the Industrial Energy
                                          Sector of the TRW Corporation. He has
                                          also served as Vice Chairman and
                                          President of Oneset BIDCO, a Venture
                                          Capital and subordinated debt fund.
                                          Mr. Aspatore serves on the Board of
                                          Directors of Laser Management
                                          International (LMI), Cogsdill Tool
                                          Company, Shiponet.com, the US Board of
                                          Ricardo, plc (London: RCDO) and
                                          Cargill Detroit Company. In addition,
                                          Mr. Aspatore also serves on the Board
                                          of Advisors of the Michigan
                                          Biotechnology Institute.

   Joseph M. Howell, III    54            Mr. Howell is a nominee as a director
                                          who has not previously served on the
                                          Company's Board of Directors. Mr.
                                          Howell has been Senior Vice President,
                                          Global Corporate Marketing of Level 3
                                          Communications, Inc. since 1997, and
                                          in that capacity he is the senior
                                          marketing and communications executive
                                          for that public telecommunications
                                          corporation. Before joining Level 3,
                                          Mr. Howell was Senior Vice President
                                          of Worldcom, Inc. following the merger
                                          of MFS Communications Company, Inc.
                                          with Worldcom in 1996. Prior to that
                                          merger, Mr. Howell was Senior Vice
                                          President of MFS Communications, an
                                          international telecommunications
                                          company. Before joining MFS
                                          Communications, Mr. Howell had been
                                          President and Chief Executive Officer
                                          of Carl Byoir & Associates, Inc., an
                                          international marketing and
                                          communications company, and Senior
                                          Vice President of Hill & Knowlton, an
                                          international marketing and public
                                          relations company. Mr. Howell enjoyed
                                          a distinguished career as a television
                                          journalist with the ABC network, and
                                          he has been honored with four Emmy
                                          Awards and three Edward R. Murrow
                                          Awards. Mr. Howell serves on the
                                          boards of directors of the Denver
                                          Metro Chamber of Commerce, Metro
                                          Denver Network, Mile High Tech Council
                                          and Junior Achievement.

         The Company's Board of Directors met four times (not including actions by written consent) during the year ended June 30, 2000. Each of the directors attended 75% or more of the meetings held by the Board of Directors and any Committees of the Board of Directors on which such person served during the last fiscal year. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing nominating committee.

         The Audit Committee met once during the year ended June 30, 2000. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, reviews the Company's interim and year- end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company and reviews the non-audit services to be performed by the independent accountants. In June 2000, the Board of Directors formally adopted a charter for the Audit Committee. The Audit Committee Charter, as amended and restated, is attached as Annex A to this Proxy Statement. The members of the Audit Committee at the end of the last fiscal year were Messrs. Testaverde, Bookmeier and Linesch. Each of the Audit Committee members was independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards, other than Mr. Bookmeier. Mr. Bookmeier was not independent for purposes of that definition because he was employed by the Corporation at some time within the prior three years, although commencing on July 10, 2001 he will become an independent director as so defined. The Company appointed Mr. Bookmeier to the Audit Committee because it believes that his prior employment relationship with the Company will not interfere with his exercise of independent judgment in carrying out the responsibilities of a director and member of the committee on behalf of the Company's stockholders.

         The Compensation Committee did not meet during the year ended June 30, 2000. The Compensation Committee has the authority to review and recommend compensation arrangements for management of the Company. The Compensation Committee's responsibilities have been carried out by the full Board of Directors.

COMPENSATION OF DIRECTORS

         Directors, other than those who also are employees of the Company, are paid an annual Board Membership fee of $25,000, are reimbursed for certain reasonable expenses incurred in attending Board or Committee meetings and are eligible for awards under the Company's 1997 Non-employee Directors' Stock Option Plan. The Non-employee Directors' Plan provides for option grants with respect to 10,000 shares of Common Stock to be made to each eligible director upon each July 1st on which such director is a member of the Company's Board of Directors. Options are exercisable for 5 years after the date of grant. The exercise price for any option under the plan shall be equal to the fair market value of the Common Stock at the time such option is granted. The plan provides that grants thereunder vest immediately. During the year ended June 30, 2000, each of Messrs. Bookmeier, Linesch and Testaverde received grants in accordance with the Non-employee Directors' Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of those reports and amendments thereto furnished to the Company during and with respect to the year ended June 30, 2000 and any written representations from reporting persons, that all filing requirements were timely satisfied by the Company's officers and directors.

LEGAL PROCEEDINGS

         On July 10, 2000, TekInsight was named as a nominal defendant in a stockholder's derivative action brought on behalf of TekInsight by Paul Miletich, an alleged shareholder of TekInsight, against Brian D. Bookmeier, James Linesch, Damon D. Testaverde and Alexander Kalpaxis as directors of TekInsight. The case was filed in the Supreme Court of New York, New York County, Case No. 114972. In his suit, Mr. Miletich alleges that the directors of TekInsight breached their fiduciary duties of care and/or loyalty to TekInsight by permitting TekInsight to enter into, among other things, transactions with StyleSite Marketing, Inc. and Azurel, Ltd., resulting in a waste of corporate assets of TekInsight. TekInsight intends to defend the suit vigorously.

RECOMMENDATION

         The Board of Directors recommends a vote FOR the election of Messrs. Ross, Linesch, Bookmeier, Testaverde, Grieves, Aspatore and Howell as directors of the Company.


                     PROPOSAL 2--RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS


APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee of the Board, has appointed the firm of Feldman Sherb & Co., P.C., independent accountants, to audit and report on the financial statements of the Company for the year ending June 30, 2001. Feldman Sherb & Co., P.C., has been employed by the Company as its independent accountants since 1992. It is expected that a representative of Feldman Sherb & Co., P.C. will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

AUDIT FEES

         The Company paid to Feldman Sherb & Co., P.C., audit fees of $70,000 for professional services rendered for the audit of the Company's annual financial statements for the year ended June 30, 2000 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q for such year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage Feldman Sherb & Co., P.C., to provide advice regarding its financial information systems design and implementation during the fiscal year ended June 30, 2000.

ALL OTHER FEES

         Fees billed to the Company by Feldman Sherb & Co., P.C., during the Company's 2000 fiscal year for all other non-audit services rendered to the Company totaled $60,000.

REQUIRED VOTE

         The ratification of the appointment of Feldman Sherb & Co., P.C., requires a majority of the votes cast by holders of the Company's Common Stock and Preferred Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes, if any, will not be treated as votes cast on this matter at the Annual Meeting.

RECOMMENDATION

         The Board of Directors recommends a vote FOR the ratification of the appointment of Feldman Sherb & Co., P.C.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


         The following table sets forth information regarding the beneficial ownership of outstanding Common Stock as of May 30, 2001 by: (i) each of the Company's directors, nominees for director and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of the Company's Common Stock, referred to as the 5% owners.


                                      Number of Shares         Percentage of
   Name and Address (2)               of Common Stock          Outstanding of
    Beneficial Owner                Beneficially Owned (1)   Common Stock Owned
   ------------------              ----------------------   ------------------

Brian D. Bookmeier (3)                     427,065                    2.2%
c/o Las Vegas Golf & Tennis
42705 Grand River Avenue
Suite 20
Novi, MI  48152

Estate of Fred Kassner(4)                3,045,610                   15.6%
59 Spring Street
Ramsey, NJ  07446

Alexander Kalpaxis (5)                     776,583                    4.0%
5 Hanover Square
New York, NY 10004

James Linesch (6) (8)                      360,573                    1.8%

                                      Number of Shares         Percentage of
   Name and Address (2)               of Common Stock          Outstanding of
    Beneficial Owner                Beneficially Owned (1)   Common Stock Owned
   ------------------              ----------------------   ------------------


Damon D. Testaverde(4) (6)                 899,794                    4.5%
580 Oak Dale Street
Staten Island, NY  30312

Steve J. Ross (7)                          478,845                    2.4%

ViewCast.com, Inc. (12)                  1,240,310                    6.4%
2665 Villa Creek Drive, Suite 200
Dallas, TX  75234

Michael W. Grieves (9)                     657,728                    3.3%
34705 West 12 Mile Road
Suite 300
Farmington Hills, MI 48009

Walter J. Aspatore (10)                     73,410                      *
255 East Brown Street Center
Suite 120
Birmington, MI  48009

H. T. Ardinger & Sons, Inc.(11)          2,403,550                   11.8%
9040 Governors Row
P.O. Box 569360
Dallas, TX 75356

Mr. Douglas Adkins(11)                   1,342,800                    6.5%
1601 Elm Street
Dallas, Texas 75201

Joseph M. Howell, III                            0                      0%

ALL OFFICERS AND DIRECTORS               3,673,998                   17.1%
(3)(5)(6)(7)(8)(9)(10)
as a group (7 persons)

*  Less than 1%

         (1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

         (2) Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o TekInsight.com, Inc., 18881 Von Karman Avenue, Irvine, California 92612.

         (3) Includes 253,315 shares of Common Stock held by Mr. Bookmeier. Also includes 8,750 shares of Common Stock which are issuable upon conversion of 3,500 shares of Series A Preferred Stock on and after August 14, 2001, options to purchase 125,000 shares of Common Stock at $1.35 per share, granted in connection with the waiver of certain cash compensation in 1996, options to acquire 10,000 shares of Common Stock granted under the 1992 Employee's Stock Option Plan at $.9375 per share and options to purchase 30,000 shares of Common Stock granted under the Company's 1997 Non-Employee Director's Stock Option Plan (10,000 exercisable at $1.81 per share of Common Stock, 10,000 exercisable at $3.78 per share of Common Stock and 10,000 exercisable at $2.81 per share of Common Stock).

         (4) For the Estate of Mr. Kassner, includes 40 shares of Common Stock underlying the Company's publicly-traded Class A Warrants and 100,000 shares of Common Stock underlying Warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in Company assets. For Mr. Testaverde, includes the shares underlying 371,855 options granted under the 1992 Employee Stock Option Plan exercisable at prices ranging from $1.25 to $1.50 per share.

         (5) Does not include an aggregate of 161,166 shares of Common Stock transferred by Alexander Kalpaxis to three employees of TekInsight Research, Inc. which shares are held in escrow for varying periods of time and may be returned to Mr. Kalpaxis under specified circumstances.

         (6) Includes 40,000 options granted to each of Messrs. Linesch and Testaverde (10,000 exercisable at $1.81 per share of Common Stock, 10,000 exercisable at $ .9375 per share of Common Stock, 10,000 exercisable at $3.78 per share of Common Stock and 10,000 exercisable at $2.81 per share of Common Stock) under the Company's 1997 Non-Employee Director's Stock Option Plan, and includes 8,750 shares of Common Stock which are issuable to each of Messrs. Linesch and Testaverde upon conversion on and after August 14, 2001 of 3,500 shares of Series A Preferred Stock held by each such person.

         (7) Includes options to purchase 400,000 shares of common stock exercisable at $1.25 per share granted to Mr. Ross under the Company's 1992 Employee Stock Option Plan, 10,000 shares of Common Stock underlying options granted at $2.81 per share under the Company's 1997 Non-Employee Director's Stock Option Plan, 19,845 shares of Common Stock which are issuable upon conversion of 7,938 shares of Series A Preferred Stock on and after August 14, 2001, and 49,000 shares of Common Stock underlying options to purchase 19,600 shares of TekInsight Series A Preferred Stock with a strike prices of $1.69 per share.

         (8) Includes options to purchase 175,000 shares of common stock granted to Mr. Linesch at prices ranging from $1.25 to $3.00 under the 1992 Employee Stock Option Plan.

         (9) Mr. Grieves owns 226,754 shares of TekInsight Series A Preferred Stock, which he received as merger consideration in connection with the merger of Data Systems with TekInsight. Based upon the merger conversion ratio, Mr. Grieves also received beneficial ownership of options to purchase 36,338 shares of TekInsight Series A Preferred Stock with strike prices of $2.39 per share to $33.80 per share. The TekInsight Series A Preferred Stock shares are available for conversion into TekInsight common stock on and after August 14, 2001. Mr. Grieves' Series A Preferred Stock is convertible into 566,883 shares of Common Stock, and the shares of Series A Preferred Stock which may be acquired on his option exercise are convertible into 90,845 shares of Common Stock.

         (10) Mr. Aspatore owns 13,292 shares of TekInsight Series A Preferred Stock. Mr. Aspatore is the beneficial owner of options to purchase 16,072 shares of TekInsight Series A Preferred Stock with strike prices of between $2.25 and $23.92 per share. The TekInsight Series A Preferred Stock shares are available for conversion into TekInsight common stock on and after August 14, 2001. Mr. Aspatore's Series A Preferred is convertible into 33,230 shares of Common Stock, and the shares of Series A Preferred Stock which may be acquired on his option exercise are convertible into 40,180 shares of Common Stock.

         (11) Includes 750,000 shares of Common Stock which H. T. Ardinger & Sons, Inc. can acquire upon redemption at any time of 500,000 shares of preferred stock of BugSolver.com, Inc., a subsidiary of TekInsight. Includes 90,000 shares of TekInsight Series A Preferred Stock available for conversion into Common Stock on and after August 14, 2001, which shares of Series A Preferred Stock are convertible into 225,000 shares of Common Stock. The President and a principal stockholder of H. T. Ardinger & Sons, Inc. is also the Chairman of ViewCast.com, Inc., and H.T. Ardinger & Sons, Inc. is a principal stockholder of ViewCast.com, Inc. The Company has been informed that H.T. Ardinger & Sons, Inc. disclaims beneficial ownership of any shares of Common Stock held by ViewCast.com, Inc. over which it may otherwise be deemed to have beneficial ownership.

         (12) Includes 750,000 shares of Common Stock which Mr. Adkins can acquire upon redemption at any time of 500,000 shares of preferred stock of BugSolver.com, Inc., a subsidiary of TekInsight.. Includes 118,000 shares of TekInsight Series A Preferred Stock available for conversion into Common Stock on and after August 14, 2001. Mr. Adkins has beneficial ownership of the 295,000 shares of Common Stock into which such shares of Series A Preferred Stock are convertible.

                             EXECUTIVE COMPENSATION


         The following table sets forth the compensation paid during the three-year period ended June 30, 2000 to the chief executive officer of TekInsight and the other four most highly paid executive officers of TekInsight whose annual salary and bonus, exceeded $100,000 for all services rendered to TekInsight during each such annual period.


                                                               OTHER
       Name and                                                ANNUAL     RESTRICTED                               ALL OTHER
       Principal                                              COMPEN-        STOCK      OPTIONS/        LTIP        COMPEN-
       POSITION             YEAR      SALARY       BONUS       SATION       AWARDS       SARS(#)      PAYOUTS        SATION

Steven J. Ross
President and               1998    $       0               $      0      $     0      $     0      $      0      $     0
Chief Executive             1999    $       0               $      0      $     0      $     0      $      0      $     0
Officer and Director       a)2000   $ 143,000        0      $      0      $     0      $     0      $      0      $     0

Brian Bookmeier
Former President
and Chief                   1998    $  87,500               $  1,000      $     0      $     0      $      0      $     0
Executive Officer           1999    $  17,308               $      0      $     0      $     0      $128,333      $     0
and Director                2000    $       0        0      $      0      $     0      $     0      $      0      $     0

Alex Kalpaxis
Chairman of the Board,
Chief Technology            1998    $ 160,000               $      0      $     0      $     0      $      0      $     0
Officer                     1999    $ 160,000               $      0      $     0      $     0      $      0      $     0
and Director                2000    $ 160,000        0      $      0      $     0      $     0      $      0      $     0

                            1998    $  66,667               $      0      $     0      $     0      $      0      $     0
Arion Kalpaxis              1999    $ 140,000               $      0      $     0      $     0      $      0      $     0
Chief Operating Officer     2000    $ 140,000        0      $      0      $     0      $     0      $      0      $     0

     a) On December 10, 1999, Mr. Ross entered into a consulting agreement with BugSolver.com, Inc., a TekInsight subsidiary. The agreement provided for a monthly consulting fee of $20,000. On May 15, 2000, TekInsight entered into a consulting agreement with Mr. Ross, which replaced the December 10, 1999 agreement with BugSolver.com, Inc. The agreement was to expire in February 2002 and automatically renew for successive 90-day periods unless terminated by either party. The agreement provided for a monthly consulting fee of $23,000. Mr. Ross entered into an Employment Agreement with TekInsight in January 2001 and his consulting agreement was terminated.


OPTION GRANTS

         The following table sets forth certain information, as of June 30, 2000, concerning individual grants of stock options made during the fiscal year ended June 30, 2000 to each of the persons named in the Summary Compensation Table above.



                              Number of
                              Securities       Percent of Total                        Potential realizable Value
                              Underlying        Options/SAR's       Exercise or        at assumed Annual rates of
                            Options/SAR's     Granted In Fiscal      Base Price       stock price appreciation for
          Name               Granted (#)             Year              (S/SH)                  option term
          (a)                    (b)                 (c)                (d)                5%               10%
------------------------  ------------        -----------         ----------------  ------------      -----------
-Brian Bookmeier                10,000                 1%              $3.78              48,200           60,900
------------------------  ------------        -----------         ----------------  ------------      -----------
-Steven J. Ross                400,000                41%              $3.00           1,531,500        1,932,600


         The following table sets forth information concerning individual grants of stock options made during the last completed fiscal year to each of the executive officers named in the Summary Compensation Table.


-----------------------  ---------------------  -------------------  ----------------------  ---------------------------------------
                               AGGREGATED OPTION/SAR EXERCISED IN
                              LAST FISCAL YEAR AND FISCAL YEAR-END
                                        OPTION/SAR VALUES
                                                                                               VALUE OF UNEXERCISED
                                                                      NUMBER OF UNEXERCISED        IN-THE-MONEY
                              SHARES ACQUIRED                            OPTIONS/SARS AT      OPTIONS/SARS AT FY-END
           NAME               ON EXERCISE (#)    VALUE REALIZED ($)         FY-END (#)                  ($)
            (A)                     (B)                  (C)                   (D)                      (E)
-----------------------  ---------------------  -------------------  ----------------------  -------------------------------------
                                                                         EXERCISABLE/               EXERCISABLE/
                                                                         UNEXERCISABLE              UNEXERCISABLE
Brian Bookmeier                                           0               155,000/0                $201,237
Steven J. Ross                                            0              200,000/200,000               $0/$0

         The following table sets forth information concerning options exercised and the number of unexercised options, and the value of such unexercised options, for the persons named in the Summary Compensation Table.



                               AGGREGATED OPTION/SAR EXERCISED IN LAST
                                                FISCAL
                                       YEAR AND FISCAL YEAR-END
                                           OPTION/SAR VALUES
----------------------  ---------------------  -------------------  ----------------------  -------------------------------------
                                                                                                     VALUE OF UNEXERCISED
                                                                            NUMBER OF UNEXERCISED        IN-THE-MONEY
                              SHARES ACQUIRED                              OPTIONS/SARS AT FY-END   OPTIONS/SARS AT FY-END
           NAME               ON EXERCISE (#)       VALUE REALIZED ($)               (#)                      ($)
            (A)                     (B)                  (C)                   (D)                      (E)
-----------------------  ---------------------  -------------------  ----------------------  -------------------------------------
                                                                             EXERCISABLE/             EXERCISABLE/
                                                                           UNEXERCISABLE            UNEXERCISABLE
Brian Bookmeier                                             0                  155,000/0                 $201,237
Steven J. Ross                                              0                 200,000/200,000               $0/$0

EMPLOYMENT AGREEMENTS AND CONSULTING AGREEMENTS

         On October 1, 1998, TekInsight entered into a three-year employment contract with Mr. Kalpaxis, which agreement terminates on October 1, 2001 and will not be extended. Mr. Kalpaxis is currently Chairman of the Board and Chief Technology Officer of the Company. Mr. Kalpaxis's employment agreement provides him with an annual base salary of $160,000. Additionally, Mr. Kalpaxis will receive a performance bonus based upon the operating results of TekInsight Research, Inc, a wholly-owned subsidiary of TekInsight, in which Earnings Before Taxes Interest Depreciation and Amortization, ("EBITDA") equals or exceed one million dollars.

         On May 15, 2000, TekInsight entered into a consulting agreement with Steven J. Ross, its President, CEO and a director. The agreement was to expire in February 2002 and automatically renews for successive 90-day periods unless terminated by either party. The agreement provides for a monthly consulting fee of $23,000 and options to purchase 400,000 shares of the Company's common stock at $3.00 per share. Of the options granted, 200,000 were vested and exercisable as of February 1, 2000. The remaining 200,000 options were to vest and become exercisable, 100,000 each when the average closing price for one share of common stock for the five trading days immediately prior to such date attains $6.00 and $8.00 per share, respectively. In addition, the President also received options to purchase 30,000 shares of the common stock of BugSolver.com, Inc., a subsidiary of TekInsight for $1.50 and may be granted additional options to acquire shares of BugSolver.com, Inc. if certain funding transactions are arranged.

         On January 2, 2001, TekInsight entered into an employment agreement with Steven J. Ross, our President and Chief Executive Officer. The agreement is for one year and automatically renews for subsequent one-year periods unless TekInsight provides written notice of its intention not to renew at least six months prior to anniversary date. The agreement includes a base salary of $350,000 per year. Under the terms of the agreement, Mr. Ross was granted 400,000 options to purchase Company Common Stock. In the event Mr. Ross is terminated without cause within four months prior to or following a change in control, he is entitled to receive a lump sum payment equal to one year's salary plus benefits. In connection with this agreement, the Company made a secured loan to Mr. Ross in the amount of $170,000, due December 28, 2001. In addition, Mr. Ross is entitled to the same benefits afforded executive management.

         On June 26, 2000, Data Systems Network Corporation entered into an employment agreement with Michael W. Grieves, Data Systems President and Chief Executive Officer. The employment agreement became effective the date of the merger closing with TekInsight.com and continues until the first anniversary date of the closing. The agreement was put into place to ensure continuity and a smooth transition of Data Systems into TekInsight. In exchange for his services, Mr. Grieves shall receive compensation of $20,000 per month. In addition, he will be given the standard benefit package including, medical, dental, term life, short term and long term disability.

         On August 14, 2000, TekInsight entered into an employment agreement with James Linesch, its Chief Financial Officer and Executive Vice President. The agreement is for one year and automatically renews for subsequent one-year periods unless TekInsight provides written notice of its intention not to renew at least six months prior to the anniversary date. The initial compensation is $157,500 per year, subject to annual increases. In connection with his employment, Mr. Linesch was granted 100,000 options vesting over one year with an exercise price of $3.00 per share. In addition, Mr. Linesch is entitled to the same benefits afforded non-employee directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


         The Compensation Committee currently is composed of Messrs. Testaverde, Linesch and Grieves, with only Mr. Testaverde being a non-employee director of the Company. The Compensation Committee is responsible for reviewing the Company's compensation program. The Compensation Committee did not meet separately during the fiscal year ended June 30, 2000, but its members did participate in all full Board meetings at which employee compensation issues were discussed.

COMPENSATION PHILOSOPHY

         Our compensation program generally is designed to motivate and reward the TekInsight executive officers and its employees for promoting financial, operational and strategic objectives while reinforcing the overall goal of enhancing shareholder value. Our compensation program generally provides incentives to achieve short and long term objectives. The major components of compensation for executive officers are base salary, bonus incentives (on an individual basis in TekInsight's discretion), and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of TekInsight's compensation philosophy. These elements generally are blended to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and employees with those of TekInsight shareholders.

COMPONENTS OF EXECUTIVE COMPENSATION

         Base Salary. Base salaries for TekInsight's executive officers are determined by evaluating the responsibilities required for the position held, individual experience and breadth of knowledge, and by reference to the competitive marketplace for management talent.

         Stock Awards. To promote our long-term objectives, all directors, officers and employees of TekInsight are eligible for grants of stock options. The stock awards are made to directors, officers and employees pursuant to the Company's 1992 Employee Stock Option Plan, as amended, in the form of incentive stock options, and to non-employee directors pursuant to the 1997 Non-employee Directors Stock Option Plan, in the form of non-qualified stock options.

         Stock options represent rights to purchase shares of TekInsight common stock in varying amounts pursuant to a vesting schedule determined by the Compensation Committee or the full Board at a price per share specified in the option grant, which may be less than the fair market value on the date of the grant under certain circumstances when non-qualified options are awarded. Stock options expire at the conclusion of a fixed term (generally 5 years).

         Since the stock options may grow in value over time, these components of our compensation plan are designed to reward performance over a sustained period and to enhance shareholder value through the achievement of corporate objectives. We intend that these awards will strengthen the focus of its directors, officers and employees on managing TekInsight from the perspective of a person with an equity stake in TekInsight. The number of options granted to a particular employee is based on the position, level, competitive market data and annual performance assessment of each employee.

         During the fiscal year ended June 30, 2000, Mr. Bookmeier was awarded 10,000 options to purchase shares of the Company's Common Stock under the Company's 1992 Employee Stock Option Plan. A total of option awards for shares of Common Stock were made under the Company's 1992 Employee Stock Option Plan during the fiscal year ended June 30, 2000. Awards made to directors during the fiscal year ended June 30, 2000 consisted of options with respect to 30,000 shares of Common Stock under our 1997 Non-employee Directors' Stock Option Plan.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our shareholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, TekInsight and the Compensation Committee believe that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. Our compensation plans and policies will be modified to ensure full deductibility of executive compensation if TekInsight and the Compensation Committee determine that such an action is in the best interests of TekInsight.

COMPENSATION COMMITTEE

         Damon D. Testaverde

         James Linesch

         Michael Grieves

AUDIT COMMITTEE REPORT

         In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended June 30, 2000:

         o The Audit Committee of the Board of Directors as then constituted reviewed and discussed the audited financial statements of the Company with the Company's management.

         o The Audit Committee as then constituted discussed with Feldman Sherb & Co. P.C., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S) 380).

         o The Audit Committee as then constituted also received the written disclosures and the letter from Feldman Sherb & Co. P.C. required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with Feldman Sherb & Co. P.C. the independence of that firm as the Company's independent auditors. All audit and non-audit services provided by Feldman Sherb & Co. P.C. were reviewed by the Audit Committee, which has considered whether the provision of non-audit services is compatible with maintaining the independent auditors' independence.

         o Based on the Audit Committee's review and discussions referred to above, the Audit Committee as then constituted recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

         Walter Aspatore

         Brian Bookmeier

         Damon D. Testaverde


STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based upon the market price of the Company's Common Stock as reported by The Nasdaq Stock Market, with the cumulative total return of companies in the Nasdaq Composite Index and the Nasdaq Computer Index for the period from June 30, 1996 through March 31, 2001.

                              A Graph Appears Here



    ------------------------------------------------------------------------------------------------------------------
                                    6/30/97  9/30/97  12/31/97   3/31/98    6/30/98    9/30/98   12/31/98   3/31/99
    ------------------------------------------------------------------------------------------------------------------
    TekInsight                        91.67     83.33     57.30      54.17      32.30      47.93     33.33      33.33
    ------------------------------------------------------------------------------------------------------------------
     NASDAQ Composite Index           154.49    180.59    168.23     196.66     202.98     181.46    234.90     263.69
    ------------------------------------------------------------------------------------------------------------------
     NASDAQ Computer Index            176.55    209.11    184.04     229.95     252.58     253.89    337.40     388.21
    ------------------------------------------------------------------------------------------------------------------



    ------------------------------------------------------------------------------------------------------------------
                                    6/30/99  9/30/99  12/31/99   3/31/00    6/30/00    9/30/00   12/31/00   3/31/01
    ------------------------------------------------------------------------------------------------------------------
    TekInsight                       130.20     83.33     94.80     132.30      93.77      68.77     29.17      37.73
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Composite Index           287.76    294.19    432.47     489.88     424.89     393.47    264.67     197.15
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Computer Index            412.40    447.34    688.91     803.57     697.28     631.69    371.84     264.16
    ------------------------------------------------------------------------------------------------------------------





    ------------------------------------------------------------------------------------------------------------------
                                    6/30/96  9/30/96  12/31/96   3/31/97
    ------------------------------------------------------------------------------------------------------------------
    TekInsight                       112.50     81.27    118.77      97.93
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Composite Index           126.95    131.44    138.31     130.88
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Computer Index            128.28    139.17    154.33     145.07
    ------------------------------------------------------------------------------------------------------------------

TekInsight NASDAQ Composite Index NASDAQ Computer Index

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A $200,00 promissory note was issued for a portion of the consideration for some 13% subordinated promissory notes of Data Systems Network Corporation acquired by Mr. Grieves, Data Systems' Chairman, President and Chief Executive Officer, pursuant to Data Systems' Plan of Reorganization in 1992. Under the renegotiated Grieves Note, payments will be made at the end of each fiscal quarter and all outstanding principal and accrued interest was paid by March 31, 2001. The negotiated Grieves note bore interest on the principal at an annual rate of 9.5%.

         As part of the merger with Data Systems, the Company assumed an agreement with Interactive Frontiers ("IF") whereby, IF provides access to its Internet Golf Academy to the Company for use at trade shows or any other venues as determined by the Company. Michael W. Grieves, a director of TekInsight, is a significant investor and non-executive Chairman of the Board of IF. The term of the agreement was for six months beginning August 1, 2000, with a renewal of six months upon election of TekInsight. The fee is $126,000 per six-month period, and the agreement was not renewed.

         In September 2000, the Company raised $3,000,000 through an issuance of 1,000,000 shares of preferred stock in its BugSolver subsidiary. Mr. Testaverde, who is a director of TekInsight, acted as an agent in selling those securities, and was paid $150,000 and was issued 50,000 options to acquire stock of the subsidiary at $1.50 per share under the Company's 1992 Employee Stock Option Plan.

         In March 2001, the Company raised $2,718,500 through a private placement issuance of an aggregate 2,718,550 shares of TekInsight common stock. Mr. Testaverde acted as an agent in selling those securities and received broker's commissions equal to 7% of the sales proceeds of those common stock sales. Mr. Testaverde was also granted 271,855 options to acquire an equal number of shares of TekInsight common stock under the Company's 1992 Employee Stock Option Plan at an exercise price of $1.25 per share.

         In connection with the initial capitalization of BugSolver, the following officers and/or directors were issued the following options to purchase BugSolver common stock at a $1.50 strike price: Steven J. Ross, 30,000 shares; Alex Kalpaxis, 200,000 shares; Arion Kalpaxis, 50,000 shares; and Damon Testaverde 200,000 shares.

STOCKHOLDER PROPOSALS

         The Company's Certificate of Incorporation and By-laws require any stockholder who wishes to bring any proposal before a meeting of stockholders or to nominate a person to serve as a director to give written notice thereof and certain related information to the Company at least 60 days prior to the date one year from the date of the immediately preceding annual meeting, if such proposal or nomination is to be submitted at an annual meeting, or within ten days of the giving of notice to the stockholders, if such proposal or nomination is to be submitted at a special meeting. The written notice must set forth with particularity (i) the name and business address of the stockholder submitting such proposal and all persons acting in concert with such stockholder; (ii) the name and address of the persons identified in clause (i), as they appear on the Company's books (if they so appear); (iii) the class and number of shares of the Company's voting securities beneficially owned by the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto, including, without limitation, the reasons for submitting such proposal; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of the Company to consider such proposal.

         Management does not know of any matters which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

         Under the rules of the SEC, stockholder proposals intended to be presented at the next annual meeting (to be held in 2002) must be received by the Company on or before February 5, 2002 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, TekInsight.com, Inc., 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

ADDITIONAL INFORMATION

         The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, telegram, letter, facsimile or other means of communications. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Stock Price Performance" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 and nothing contained in any previous filings made by the Company under such acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                     ANNEX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                          AMENDED AND RESTATED CHARTER


I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established: and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system

        o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

        o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

        o The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in
                Section IV. of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, at least three of whom, subject to exceptions provided under the Rules of the Nasdaq Stock Market, Inc., shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, or at another meeting of the Board, and shall hold office until they resign or are removed, or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Successors to Committee members, or vacancies left in the Committee's composition, may be filled by vote of the Committee members.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with
Section IV. 4 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

        1. Review and update this Charter periodically as conditions dictate.

        2. Review the Corporation's quarterly and annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

        3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

        4. Review with financial management and the independent accountants the 10-Q and 10-K prior to its filing of the quarterly (unaudited) or annual (audited) financials prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

        5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

        6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

        7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

        8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

        9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

        10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

        11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        12. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

        14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

        15. Review management's monitoring of the Corporation's compliance with appropriate auditing and ethical standards, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

        16. Review activities, organizational structure, and qualifications of the internal audit department.

        17. Review, with the Corporation's counsel, legal compliance matters (including corporate securities trading policies by employees/management).

        18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

        19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY


                              TEKINSIGHT.COM, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 29, 2001


         This Proxy is solicited by the Board of Directors in connection with the Annual Meeting of Stockholders of Tekinsight.com, Inc., to be held on June 29, 2001. Any Stockholder has the right to appoint as his proxy a person (who need not be a stockholder) other than any person designated below, by inserting the name of such other person in another proper form of proxy.

         The undersigned, a stockholder of TekInsight.com, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Steven J. Ross and James Linesch, or either of them, as his proxy with full power of substitution, for and in the name of the under-signed to attend the Annual Meeting of Stockholders to be held on June 29, 2001 at the Corporation's executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA, at 10:00 A.M., Pacific Standard Time and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.

1.       THE ELECTION DIRECTORS

         Election of the following proposed directors to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: Brian D. Bookmeier, James Linesch, Damon D. Testaverde, Steven J. Ross, Michael Grieves, Walter J. Aspatore and Joseph M. Howell, III.

        /_/     FOR

        /_/     WITHHOLD AUTHORITY

        /_/     FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEES:

----------------------          --------------------            ----------------

----------------------          --------------------            ----------------

2. Ratify the Appointment of Feldman Sherb & Co., P.C. as independent auditors for the Corporation for the fiscal year ending June 30, 2001.

           /_/   FOR         /_/   AGAINST       /_/  ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

           /_/   FOR         /_/   AGAINST       /_/  ABSTAIN


--------------------------------------------------------------------------------
                                        THIS PROXY WHEN PROPERLY EXECUTED WILL
                                        BE VOTED IN THE MANNER DIRECTED HEREIN
                                        BY THE UNDERSIGNED STOCKHOLDER.  IF NO
                                        DIRECTION IS GIVEN, SUCH SHARES WILL BE
                                        VOTED FOR ALL NOMINEES FOR DIRECTOR
                                        IDENTIFIED ABOVE AND FOR ALL PROPOSALS.
--------------------------------------------------------------------------------
                                        THE BOARD OF DIRECTORS REQUESTS THAT YOU
                                        FILL IN THE DATE AND SIGN THE PROXY AND
                                        RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION
--------------------------------------------------------------------------------
SIGNATURE                                               DATED             ,2001
           -------------------------  -----------------      -------------
--------------------------------------------------------------------------------